UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: January 8, 2007

(Date of Earliest Event Reported)

INTUITIVE SURGICAL, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	Commission File:	77-0416458
(State or Other Jurisdiction of Incorporation or Organization)	000-30713	(I.R.S. Employer Identification No.)

950 Kifer Road

Sunnyvale, California 94086

(Address of Principal Executive Offices)

(408) 523-2100

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS

On January 8, 2007, Intuitive Surgical, Inc. (the “Company”) issued a press release relating to a patent infringement lawsuit brought against the Company by the California Institute of Technology in the United States District Court for the Eastern District of Texas. A copy of the press release issued by the Company is attached hereto as Exhibit 99.1 and incorporated by reference herein.

ITEM 9.01 FINANCIAL STATEMENT AND EXHIBITS

(d) Exhibit

Exhibit 99.1 – Press Release dated January 8, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 8, 2007

INTUITIVE SURGICAL, INC.

By:	/s/ Lonnie M. Smith
Name:	Lonnie M. Smith
Title:	President and Chief Executive Officer